UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: October 24, 2019

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715‑0001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217‑789‑2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	HMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As part of leadership realignment consistent with the evolution of our Product, Distribution and Infrastructure (“PDI”) strategy, Bret L. Benham, Executive Vice President, Life & Retirement, will be leaving Horace Mann Educators Corporation (“Horace Mann” or “the Company”) effective January 1, 2020. Mr. Benham’s separation is subject to the terms of Horace Mann Service Corporation’s Executive Severance Plan.

In order to ensure an orderly transition of his responsibilities, Mr. Benham has stepped down from his role as Executive Vice President, Life & Retirement effective October 22, 2019. He will remain available until January 1, 2020 (the “Transition Period”) to provide transition services to the Company, as necessary.

During the Transition Period, Mr. Benham will remain employed with the Company and will be paid a salary at a rate of $400,000 per year and will be eligible to participate in the Company’s Annual Incentive Plan and employee benefit programs in accordance with their terms. In addition, during the Transition Period, Mr. Benham’s outstanding equity awards will continue to vest or, in the case of performance-based equity awards, be eligible to vest in accordance with their current terms. Any unvested equity awards held by Mr. Benham at the end of the Transition Period will automatically terminate.

Item 9.01:	Financial Statements and Exhibits

(d)Exhibits.

Exhibit 99.1    Horace Mann Educators Corporation news release dated October 24, 2019.

Forward-looking Information
Statements included in the accompanying news release that state Horace Mann Educators Corporation's (Company) or its management's intentions, hopes, beliefs, expectations or predictions of future events or the Company's future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2019 and the Company's past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Donald M. Carley
	Name:	Donald M. Carley
	Title:	SVP, General Counsel &
Corporate Secretary

Date: October 24, 2019

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